UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 5, 2020

VALLEY NATIONAL BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Penn Plaza, New York, New York	10119
(Address of Principal Executive Offices)	(Zip Code)

(973) 305-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	VLY	Nasdaq Global Select Market
Non-Cumulative Perpetual Preferred Stock, Series A, no par value	VLYPP	Nasdaq Global Select Market
Non-Cumulative Perpetual Preferred Stock, Series B, no par value	VLYPO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 5, 2020, Valley National Bancorp (the “Company”) completed the issuance and sale (the “Offering”) of $115.0 million aggregate principal amount of its 5.25% Fixed-to-Floating Rate Subordinated Notes due 2030 (the “Notes”). The Offering was completed pursuant to an automatic shelf registration statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2018 (File No. 333-223918), a base prospectus, dated March 26, 2018 included as part of the registration statement, a preliminary prospectus supplement filed on May 29, 2020 and a final prospectus supplement filed on June 2, 2020 with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”).

The net proceeds to the Company from the sale of the Notes were approximately $113.2 million, after giving effect to the underwriting discount of 1.00% and estimated expenses of the offering of the Notes. The Company intends to use the net proceeds of the offering for general corporate purposes and investments in the Company’s wholly owned subsidiary, Valley National Bank (the “Bank”), as regulatory capital.

The Notes were issued under an Indenture, dated as of June 5, 2020 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of June 5, 2020 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee. The terms of the Notes are set forth in, and the Notes are governed by, the Indenture.

From and including the date of issuance to, but excluding, June 15, 2025, or the date of earlier redemption, the Notes will bear interest at an initial fixed rate of 5.25% per annum, payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2020. From and including June 15, 2025 to, but excluding, the maturity date of June 15, 2030, or the date of earlier redemption, the Notes will bear interest at a floating rate per annum equal to a benchmark rate, which is expected to be Three-Month Term SOFR (as defined in the Indenture), plus 514 basis points, payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on September 15, 2025. Notwithstanding the foregoing, if the benchmark rate is less than zero, then the benchmark rate will be deemed to be zero.

The Company may, at its option, redeem the Notes (i) in whole at any time or in part from time to time beginning with the interest payment date of June 15, 2025, and on any interest payment date thereafter; or (ii) in whole but not in part, at any time, including prior to June 15, 2025, upon (1) the occurrence of a “Tax Event” (as defined in the Indenture), (2) the occurrence of a “Tier 2 Capital Event” (as defined in the Indenture), or (3) the Company becoming required to register as an investment company pursuant to the Investment Company Act of 1940, as amended, in each case, at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest thereon to, but excluding, the date of redemption. Any redemption of the Notes will be subject to the receipt of the approval of the Board of Governors of the Federal Reserve System to the extent then required under applicable laws or regulations, including capital regulations.

There is no right of acceleration of maturity of the Notes in the case of default in the payment of principal of, or interest on, the Notes or in the performance of any other obligation of the Company under the Notes or the Indenture. The Indenture provides that holders of the Notes may accelerate payment of indebtedness only upon certain events related to the bankruptcy or insolvency of the Company or the Bank, whether voluntary or involuntary.

There is no sinking fund for the Notes. The Notes are unsecured, subordinated obligations of the Company and rank junior to all of its existing and future Senior Debt (as defined in the Indenture), including all liabilities to its general creditors. The Notes are equal in right of payment with the Company’s existing and future subordinated indebtedness, including the 4.55% subordinated debentures due June 30, 2025, the 5.125% subordinated debentures due September 27, 2023 and the 6.25% fixed to floating rate subordinated notes due April 1, 2026. In addition, the Notes are senior to the Company’s obligations relating to any junior subordinated debentures underlying its outstanding trust preferred securities and any indebtedness which ranks junior to the Notes, and are effectively subordinated to all secured indebtedness of the Company to the extent of the value of the assets securing such indebtedness. The Notes are structurally subordinated to any existing and future liabilities and obligations of the Company’s subsidiaries, including the deposit liabilities and claims of other creditors of the Bank.

The foregoing descriptions of the Base Indenture, the First Supplemental Indenture, and the Notes are not complete and are each qualified in their entirety by reference to the complete text of the Base Indenture, the First Supplemental Indenture, and the form of the Notes, copies of which are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

The Company is filing as Exhibit 99.1 hereto a copy of the term sheet attached as Exhibit C to the Underwriting Agreement relating to the issuance and sale of the Notes, which was filed as Exhibit 1.1 to the Form 8-K filed by the Company with the SEC on June 2, 2020 to correct certain typographical errors therein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

4.1	Indenture, dated as of June 5, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	First Supplemental Indenture, dated as of June 5, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.3	Form of 5.25% Fixed-to-Floating Rate Subordinated Note due 2030 (included in Exhibit 4.2).

5.1	Opinion of Day Pitney LLP regarding the legality of the Notes.

23.1	Consent of Day Pitney LLP (contained in Exhibit 5.1).

99.1

Term Sheet attached as Exhibit C to Underwriting Agreement, dated May 29, 2020, by and among the Company, the Bank and Keefe, Bruyette & Woods, Inc., Morgan Stanley & Co. LLC, and Piper Sandler & Co., as representatives of the Underwriters named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2020		VALLEY NATIONAL BANCORP

	By:	/s/ Ronald H. Janis
Ronald H. Janis
Senior Executive Vice President and General Counsel

4